TABLE OF CONTENTS CONTRACT DATA PAGE................................................................................................................................................1 RSC-0559 3/21 [-2-] DEFINITIONS.............................................................................................................................................................5 Accumulation Phase.............................................................................................................................................5 Adjusted Index Return...........................................................................................................................................5 Allocation Date..................................................................................................................................................... 5 Annuitant..............................................................................................................................................................5 Annuity Date.........................................................................................................................................................5 Annuity Payments.................................................................................................................................................5 Base Value...........................................................................................................................................................5 Beneficiary............................................................................................................................................................5 Business Day........................................................................................................................................................5 Cash Surrender Value...........................................................................................................................................5 Contract................................................................................................................................................................5 Contract Anniversary............................................................................................................................................ 5 Contract Date........................................................................................................................................................5 Contract Value......................................................................................................................................................5 Contract Year........................................................................................................................................................5 Crediting Method.................................................................................................................................................. 5 Death Benefit........................................................................................................................................................5 Fixed Account.......................................................................................................................................................5 Fixed Account Guaranteed Minimum Interest Rate...............................................................................................6 Fixed Account Value.............................................................................................................................................6 Fixed Holding Account..........................................................................................................................................6 General Account...................................................................................................................................................6 Guaranteed Minimum Indexed Interest Cap..........................................................................................................6 Guaranteed Minimum Indexed Interest Participation Rate.....................................................................................6 Guaranteed Minimum Indexed Interest Trigger Rate.............................................................................................6 Home Office.........................................................................................................................................................6 Income Phase.......................................................................................................................................................6 Index.................................................................................................................................................................... 6 Index Return.........................................................................................................................................................6 Index Value...........................................................................................................................................................6 Indexed Account...................................................................................................................................................6 Indexed Account Charge.......................................................................................................................................6 Indexed Account Value.........................................................................................................................................6 Indexed Interest....................................................................................................................................................6 Indexed Interest Buffer..........................................................................................................................................6 Indexed Interest Cap.............................................................................................................................................7 Indexed Interest Floor...........................................................................................................................................7 Indexed Interest Participation Rate....................................................................................................................... 7 Indexed Interest Barrier.........................................................................................................................................7 Indexed Interest Trigger Rate................................................................................................................................7 Interest Term........................................................................................................................................................7 Interest Term Year................................................................................................................................................7 Interim Value........................................................................................................................................................7 Owner...................................................................................................................................................................7 Payee...................................................................................................................................................................7 Purchase Payment................................................................................................................................................7 Return Lock..........................................................................................................................................................7 Return Lock Date..................................................................................................................................................7 Separate Account................................................................................................................................................. 7 Surrender Charge.................................................................................................................................................7 Surrender Charge Period......................................................................................................................................7 Transfer Notice Deadline...................................................................................................................................... 8 THE ANNUITY CONTRACT........................................................................................................................................8 ABOUT THE CONTRACT.....................................................................................................................................8 Purchase Payment......................................................................................................................................... 8 OWNER............................................................................................................................................................... 8 ANNUITANT.........................................................................................................................................................8 BENEFICIARY......................................................................................................................................................8 ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [RSC-0559/v1 3/21] [ ]

RSC-0559 3/21 [-3-] CONTRACT VALUE AND INTEREST CREDITING.....................................................................................................9 FIXED HOLDING ACCOUNT................................................................................................................................9 ALLOCATION.......................................................................................................................................................9 Interest Term..................................................................................................................................................9 Interest Term Year..........................................................................................................................................9 FIXED ACCOUNT.................................................................................................................................................9 Fixed Interest..................................................................................................................................................9 Fixed Account Value.......................................................................................................................................9 INDEXED ACCOUNT(S).......................................................................................................................................9 Indexed Interest..............................................................................................................................................9 Indexed Accounts with a Cap and a Participation Rate................................................................................. 10 Indexed Accounts with a Trigger Rate...........................................................................................................10 Indexed Interest Buffer................................................................................................................................. 10 Indexed Interest Floor...................................................................................................................................10 Indexed Interest Barrier................................................................................................................................ 10 Indexed Account Value.................................................................................................................................10 Indexed Account Charge...............................................................................................................................11 Discontinuation or Substantial Change to an Index.......................................................................................11 RETURN LOCK..................................................................................................................................................11 TRANSFERS......................................................................................................................................................11 CASH SURRENDER VALUE..............................................................................................................................11 INTERIM VALUE................................................................................................................................................11 WITHDRAWALS.......................................................................................................................................................12 WITHDRAWALS.................................................................................................................................................12 WITHDRAWAL RESTRICTIONS........................................................................................................................12 CHARGES AND TAXES........................................................................................................................................... 12 SURRENDER CHARGE.....................................................................................................................................12 WAIVER OF CHARGES.....................................................................................................................................12 Free Withdrawal Amount..............................................................................................................................12 Repetitive Withdrawals and Annuity Payments.............................................................................................12 Nursing Home Waiver.................................................................................................................................. 13 Terminal Illness Waiver................................................................................................................................13 Denial of Waiver Claims...............................................................................................................................13 INDEXED ACCOUNT CHARGE..........................................................................................................................14 MINIMUM VALUES.............................................................................................................................................14 INCOME OR OTHER TAXES.............................................................................................................................14 ANNUITY PAYMENTS..............................................................................................................................................15 ANNUITIZATION AGE........................................................................................................................................15 INCOME PHASE..........................................................................................................................................15 Annuity Options............................................................................................................................................15 Life Annuity.................................................................................................................................................. 15 Life Annuity with Guaranteed Period.............................................................................................................15 Joint and Survivor Life Annuity.....................................................................................................................15 Joint and Survivor Life Annuity with Guaranteed Period................................................................................15 Automatic Option..........................................................................................................................................15 CALCULATION OF ANNUITY PAYMENTS........................................................................................................15 DEATH BENEFIT......................................................................................................................................................16 DEATH BENEFIT PROVISIONS.........................................................................................................................16 Death Benefit................................................................................................................................................16 DEATH OF ANNUITANT Prior To The Annuity Date...........................................................................................16 DEATH OF OWNER Prior To The Annuity Date.................................................................................................16 Payment of Death Benefit.............................................................................................................................16 DEATH OF ANNUITANT On Or After The Annuity Date.....................................................................................16 DEATH OF OWNER On Or After The Annuity Date............................................................................................17 GENERAL PROVISIONS..........................................................................................................................................17 ACCOUNT STATEMENTS.................................................................................................................................17 ASSIGNMENT OF BENEFITS............................................................................................................................17 COMMUNICATIONS.......................................................................................................................................... 17 CONFORMITY WITH LAW.................................................................................................................................17 CONTRACT AMENDMENTS..............................................................................................................................17 ENTIRE CONTRACT..........................................................................................................................................17 ESSENTIAL DATA..............................................................................................................................................18 ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] ] [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [ [

RSC-0559 3/21 [-4-] EVIDENCE OF SURVIVAL.................................................................................................................................18 INCONTESTABILITY..........................................................................................................................................18 JURISDICTION...................................................................................................................................................18 MISSTATEMENT OF AGE OR SEX...................................................................................................................18 NONPARTICIPATION........................................................................................................................................ 18 SEPARATE ACCOUNT......................................................................................................................................18 SUSPENSION OF PAYMENTS, RETURN LOCK REQUESTS OR TRANSFERS.............................................. 18 SUSPENSION OF WITHDRAWALS...................................................................................................................19 TERMINATION OF CONTRACT.........................................................................................................................19 ] ] ] ] ] ] ] ] ] [ [ [ [ [ [ [ [ [

RSC-0559 3/21 [-5-] DEFINITIONS Accumulation Phase: The period beginning on the Contract Date shown on your Contract data page and ending on the Annuity Date. Adjusted Index Return: The Index Return, after the application of the Indexed Interest Cap, Indexed Interest Participation Rate, the Indexed Interest Trigger Rate, as applicable, and either the Indexed Interest Buffer, Indexed Interest Floor, or Indexed Interest Barrier. Allocation Date: The date when the Purchase Payment is allocated to the Fixed Account or one or more Indexed Account(s) for the initial Interest Term. The Allocation Date is shown on your Contract data page. If this date is not a Business Day, the allocation will occur on the next Business Day. Annuitant: The natural person(s) on whose life (or lives) Annuity Payments under the Contract are based and is shown on your Contract data page. You are the Annuitant unless you designate someone else before the Annuity Date. If there is a joint Annuitant, the term Annuitant as used in the Contract includes the joint Annuitant named on the application, unless changed. Annuity Date: The date that the Income Phase begins. Annuity Payments: A series of periodic payments under the Contract that begins on the Annuity Date and continues for a specified period of time. Base Value: The amount used to calculate an Indexed Account’s (a) Interim Value, and (b) Indexed Interest at the end of the Interest Term. On the first day of the Interest Term, the Base Value is the amount allocated to the Indexed Account. Except on the last day of the Interest Term, during the Interest Term the Base Value equals the amount allocated to the Indexed Account on the first day of the Interest Term reduced for any partial withdrawals from the Indexed Account based on the proportion of the Indexed Account Value that was withdrawn. The Base Value is not a cash value under the Contract. Beneficiary: The person(s) or entity (or entities), designated by the Owner(s) to receive the Death Benefit. Business Day: Any day that the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day ends at the same time that regular trading on the NYSE closes (typically, 4:00 pm Eastern Time). Cash Surrender Value: The Cash Surrender Value before Annuity Payments begin equals the Contract Value minus any Surrender Charge and any applicable taxes payable by us and not previously deducted. Contract: This single premium deferred index-linked annuity that is an agreement between Symetra Life and you, as the Owner. Contract Anniversary: Any calendar year anniversary of the Contract Date. Contract Date: The first Business Day that the Contract is in force and the date from which we measure the Contract Anniversaries and Contract Years. The Contract Date is shown on your Contract data page. Contract Value: Prior to the Allocation Date, the Contract Value is equal to the Fixed Holding Account value. On or after the Allocation Date, the Contract Value is equal to the Fixed Account Value plus the sum of the Indexed Account Values. Contract Year: The 12-month period starting on the Contract Date and each anniversary of your Contract Date while the Contract remains in force. Crediting Method: The Contract provides for one or more Crediting Methods. The Crediting Method is used to calculate the Indexed Interest for an Indexed Account at the end of the Interest Term. Death Benefit: The greater of (a) the Contract Value; or (b) the Purchase Payment reduced proportionally by the percentage reduction in the Indexed Account Value(s) and the Fixed Account Value for each partial withdrawal. Fixed Account: The option in the Contract that provides for interest and is subject to a guaranteed minimum interest rate.

RSC-0559 3/21 [-6-] Fixed Account Guaranteed Minimum Interest Rate: The minimum interest rate that will be credited to amounts allocated to the Fixed Account after the Allocation Date and to Purchase Payments held in the Fixed Holding Account through the Allocation Date. The Fixed Account Guaranteed Minimum Interest Rate is shown on your Contract data page. Fixed Account Value: The Fixed Account Value is equal to the Purchase Payment amount initially allocated to the Fixed Account or the Fixed Account Value on the most recent Contract Anniversary, whichever is applicable, including any transfers, plus any interest credited by us less any withdrawals taken including any Surrender Charges and less any other applicable fees. Fixed Holding Account: The account in which your Purchase Payment is held until the Allocation Date. The Fixed Holding Account provides for guaranteed interest, subject to a guaranteed minimum interest rate. General Account: The account that holds all assets of Symetra Life including all assets held in the Fixed Holding Account, the Fixed Account, and the Separate Account. Guaranteed Minimum Indexed Interest Cap: The minimum Indexed Interest Cap for any Indexed Account. The Guaranteed Minimum Indexed Interest Cap is shown on your Contract data page. Guaranteed Minimum Indexed Interest Participation Rate: The minimum Indexed Interest Participation Rate for an Indexed Account. The Guaranteed Minimum Indexed Interest Participation Rate is shown on your Contract data page. Guaranteed Minimum Indexed Interest Trigger Rate: The minimum Indexed Interest Trigger Rate for an Indexed Account. The Guaranteed Minimum Indexed Interest Trigger Rate is shown on your Contract data page. Home Office: Our address as shown on your Contract data page where communications must be sent. Income Phase: The period beginning on the Annuity Date during which the Payee receives Annuity Payments. Index: The market index used to determine the Index Return for an Indexed Account. Index Return: The percentage change in the Index Value of an Index from the start of the Interest Term to the end of the Interest Term before any applicable adjustment for the Indexed Interest Cap, the Indexed Interest Participation Rate, and the Indexed Interest Trigger Rate, as applicable, and either the Indexed Interest Buffer, Indexed Interest Floor, or Indexed Interest Barrier. Index Value: The closing value of the Index on any Business Day. If an Index Value is not published for a Business Day, we will use the closing Index Value from the next Business Day. Indexed Account: The portion of Contract Value that can be either increased or decreased by the performance of an Index. Each Indexed Account has an associated Index, Crediting Method, Interest Term, and Indexed Account Value. Each Indexed Account also includes the Return Lock feature. Indexed Account Charge: For Indexed Accounts, the Indexed Account Charge, if applicable, is an amount deducted from the Indexed Account Value for each Interest Term. Indexed Account Value: Except where the Return Lock feature has been exercised during the Interest Term, the Indexed Account Value is equal to the Interim Value less any Indexed Account Charge on any Business Day except the first and last day of the Interest Term. On the first day of the Interest Term the Indexed Account Value equals the Base Value. On the last Business Day of the Interest Term, the Indexed Account Value equals the Base Value multiplied by the sum of 1 plus the Adjusted Index Return, less any Indexed Account Charge. Indexed Interest: The dollar amount of interest credited, either positive, negative, or equal to zero, to an Indexed Account at the end of an Interest Term. Indexed Interest Buffer: The maximum negative Index Return that will not result in a negative Adjusted Index Return being credited to the Indexed Account Value at the end of an Interest Term.

RSC-0559 3/21 [-7-] Indexed Interest Cap: The maximum Adjusted Index Return that can be credited under an Indexed Account for an Interest Term. The initial Indexed Interest Cap, if declared, applies to the initial Interest Term. Any Indexed Interest Caps declared by us, other than the initial Indexed Interest Cap, are set in our sole discretion but will not be less than the Guaranteed Minimum Indexed Interest Cap. Indexed Interest Floor: The maximum negative Adjusted Index Return that can be credited under an Indexed Account at the end of an Interest Term. Indexed Interest Participation Rate: A percentage of any positive Index Return that can be credited under an Indexed Account for an Interest Term. The initial Indexed Interest Participation Rate applies to the initial Interest Term. Any Indexed Interest Participation Rates, other than the initial Indexed Interest Participation Rate, are set in our sole discretion but will not be less than the Guaranteed Minimum Indexed Interest Participation Rate. Indexed Interest Barrier : The maximum negative Index Return that will not result in a negative Adjusted Index Return being credited to the Indexed Account Value at the end of an Interest Term, provided that the negative Index Return does not exceed the Barrier percentage. Indexed Interest Trigger Rate : The rate of Indexed Interest that is credited under an Indexed Account at the end of an Interest Term if the Index Return is greater than or equal to zero. The initial Indexed Interest Trigger Rate applies to the initial Interest Term. Any Indexed Interest Trigger Rates, other than the initial Indexed Interest Trigger Rate, are set in our sole discretion but will not be less than the Guaranteed Minimum Indexed Interest Trigger Rate. Interest Term: For the Fixed Account, the period shown on your Contract data page over which interest is credited at a specified declared rate. For any Indexed Account, the period shown on your Contract data page over which performance of an Index is measured to determine Indexed Interest. Interest Term Year: The initial Interest Term Year begins on the Allocation Date and ends on the same calendar day of the month that is closest to the anniversary of your Allocation Date. Subsequent Interest Term Years are consecutive and will also begin and end on the same calendar day of the month that is closest to an anniversary of your Allocation Date. Interim Value: The Interim Value represents the daily value of the underlying hypothetical instruments of an Indexed Account. This value is used in calculating your Indexed Account Value on any Business Day during an Interest Term except the first and last Business Days of the Interest Term. Owner: The person(s) or legal entity named on the Contract application, unless changed. The Owner is entitled to exercise all rights and privileges under the Contract. If there is a joint Owner, the term Owner as used in the Contract includes the joint Owner named on the application, unless changed. Payee: The person(s) or entity (or entities) designated by you to receive Annuity Payments during the Income Phase. You are the Payee unless you designate another person or an entity as the Payee. Purchase Payment: The single premium paid to us under the Contract, less any applicable taxes due at the time this payment is made. Return Lock: A feature of each Indexed Account which, if exercised, allows the Indexed Account Value to remain equal to its value as of the Return Lock Date. If you exercise the Return Lock feature your Indexed Account Value will not change through the end of the current Interest Term unless you take a withdrawal. Return Lock Date: The Business Day on which we process your request to exercise the Return Lock. Separate Account: The Separate Account as shown on your Contract data page. Surrender Charge: The percentage by which we will reduce your Contract Value when you take a withdrawal during the Surrender Charge Period. The Surrender Charge percentage and Surrender Charge Period are shown in your Contract data page. Surrender Charge Period: The Contract Years during which the Surrender Charge exceeds 0%. After the Surrender Charge Period, no Surrender Charge applies.

RSC-0559 3/21 [-8-] Transfer Notice Deadline : For the Fixed Account, the number of Business Days prior to the end of the Interest Term, as shown on your Contract data page. For an Indexed Account, the number of Business Days prior to the end of the Interest Term if the Return Lock feature has not been exercised for that Indexed Account, as shown on your Contract data page. If the Return Lock feature has been exercised for that Indexed Account, the number of Business Days prior to the end of the Interest Term Year, as shown on your Contract data page. THE ANNUITY CONTRACT ABOUT THE CONTRACT The Contract is an agreement between Symetra Life and you, the Owner, where we promise to pay the Payee (you or someone you choose) an income in the form of Annuity Payments, beginning on the date you select, or a Death Benefit. Purchase Payment You purchased the Contract with the Purchase Payment you paid, and the Contract became effective on the Contract Date as shown on your Contract data page. The Purchase Payment is shown on your Contract data page. We reserve the right to reject any Purchase Payment that exceeds $1 million. The Purchase Payment must be in lawful currency of the United States and submitted to our Home Office, or in a manner agreed to by us. The Purchase Payment is subject to acceptance and approval by Symetra Life. If we do not accept a Purchase Payment, we will return it to you. OWNER On the Contract Date, the Owner(s) must not have exceeded the maximum issue age as shown on your Contract data page. If the Contract is owned by joint Owners, the signatures of both Owners are needed to exercise rights under the Contract, unless we are directed otherwise by both joint Owners in writing. An Owner who is a non-natural person (for example, a corporation or a trust) may not name a joint Owner. Ownership changes may be requested by sending us a signed and dated request. We reserve the right to refuse our consent to any ownership change request or assignment at any time. See “Assignment of Benefits” below. If you designate someone else as Owner, that person must not have exceeded the maximum issue age on the Contract Date. Unless you specify otherwise, a change of ownership is effective as of the date you signed the request of change, subject to any payments made or actions we may take prior to receipt of the request. ANNUITANT You may change the Annuitant by sending us a signed and dated request. Any change of Annuitant designation is effective as of the date you signed the request of change, subject to any payments made or actions we may take prior to receipt of the request. If you designate someone else as Annuitant, that person must not have exceeded the maximum issue age on the Contract Date, and cannot exceed the maximum annuitization age, as shown on your Contract data page, when Annuity Payments begin. An Owner that is a non-natural person (for example, a corporation or a trust) may not change the Annuitant. BENEFICIARY The Beneficiary receives any Death Benefit payable in accordance with the provisions of the Contract. You initially name your Beneficiary(ies) on the application. You may change your Beneficiary designation at any time by sending us a signed and dated request. However, if a Beneficiary designation is irrevocable, that Beneficiary must consent in writing to any change. Unless you specify otherwise, a change in Beneficiary designation is effective as of the date you signed the request of change, subject to any payments made or actions we may take prior to receipt of the request. A new Beneficiary designation revokes any prior designation. We are not responsible for the validity of any Beneficiary designation.

RSC-0559 3/21 [-9-] CONTRACT VALUE AND INTEREST CREDITING FIXED HOLDING ACCOUNT The Purchase Payment, less any applicable taxes, will be allocated on the Contract Date to the Fixed Holding Account. This amount will earn interest at the Fixed Holding Account interest rate until the Allocation Date. The Fixed Holding Account interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown on your Contract data page. The Fixed Holding Account is part of our General Account. ALLOCATION On the Allocation Date, the Contract Value will be allocated between the Fixed Account and the Indexed Account(s) according to the percentages you specified on your application. Interest Term The initial Interest Term begins on the Allocation Date and ends on the same calendar day of the month that is closest to an anniversary of your Allocation Date. Subsequent Interest Terms are consecutive and will also begin and end on the same calendar day of the month that is closest to an anniversary of your Allocation Date. If any of those days are not Business Days, the beginning and/or ending dates will be the next Business Day. The length of the Interest Terms is shown on your Contract data page. Not all Indexed Accounts have the same Interest Term. Interest Term Year The initial Interest Term Year is the 12-month period beginning on the Allocation Date and ending on the same calendar day of the month that is closest to the anniversary of your Allocation Date. Subsequent Interest Term Years are consecutive and will also begin and end on the same calendar day of the month that is closest to an anniversary of your Allocation Date. If any of those days are not Business Days, we will use the next Business Day. Not all Interest Terms will have the same number of Interest Term Years. FIXED ACCOUNT Any portion of the Contract Value allocated to the Fixed Account after the Allocation Date will earn interest at the fixed account interest rate. The Fixed Account is part of our General Account. The fixed account interest rate will not be less than the Fixed Account Guaranteed Minimum Interest Rate. Fixed Interest The initial fixed account interest rate applies from the Contract Date through the end of the initial Interest Term and is shown on the Contract data page. At the end of each Interest Term, we will declare, at our discretion, a new fixed account interest rate for each subsequent Interest Term. Any adjusted rate will apply for the next Interest Term, when the rate can again be adjusted. The fixed account interest rate will never be less than the Fixed Account Guaranteed Minimum Interest Rate shown on your Contract data page. Fixed Account Value After the Allocation Date, the Fixed Account Value equals: the portion of the Contract Value allocated to the Fixed Account on the Allocation Date; plus any amount transferred into the Fixed Account from any Indexed Account; minus any subsequent deductions for withdrawals, any Surrender Charge, or applicable taxes; minus any amount subsequently transferred out of the Fixed Account to an Indexed Account; plus any fixed interest credited by us. INDEXED ACCOUNT(S) The Contract provides one or more Indexed Accounts. An Indexed Account is comprised of an associated Index, a Crediting Method, and an Interest Term. The Index(es),Crediting Methods, and Interest Terms available on the Contract Date are shown on your Contract data page. We reserve the right to offer any combination of Indexed Accounts. We reserve the right to add or remove any Index and/or Crediting Method subject to any necessary regulatory approvals. After the Surrender Charge Period, we reserve the right to offer only a Fixed Account option. Indexed Interest Each Indexed Account receives Indexed Interest that may be positive, negative, or equal to zero. It is calculated and credited on the last day of the Interest Term. If the Indexed Interest is negative, your Indexed Account Value may decrease. This means you may lose money. Deductions from the Indexed Account Value for withdrawals and any Surrender Charge and taxes during an Interest Term receive no Indexed Interest. The Indexed Interest is equal to the Base Value as of the last day of the Interest Term multiplied by the Adjusted Index Return.

RSC-0559 3/21 [-10-] Indexed Accounts with a Cap and a Participation Rate We will declare an Indexed Interest Participation Rate for each Interest Term. We may also declare an Indexed Interest Cap for a given Interest Term if the Participation Rate is equal to the Guaranteed Minimum Indexed Interest Participation Rate. If the Indexed Account will have an Indexed Interest Cap for the Interest Term, we will declare the Indexed Interest Cap prior to the beginning of the Interest Term. Indexed Interest Participation Rates and Indexed Interest Caps are subject to the Guaranteed Minimum Indexed Interest Participation Rate and the Guaranteed Minimum Indexed Interest Cap shown on your Contract data page. If applicable, an initial Indexed Interest Cap is declared by us on your Contract Date and shown on your Contract data page. The initial Indexed Interest Participation Rate is declared by us on your Contract Date and shown on your Contract data page. Subsequent Indexed Interest Caps and Indexed Interest Participation Rates may be higher or lower than the Initial Indexed Interest Cap and Indexed Interest Participation Rate and may differ from the Indexed Interest Cap and Indexed Interest Participation Rate used for new Contracts. If both an Indexed Interest Participation Rate and an Indexed Interest Cap apply during a given Interest Term, at the end of the Interest Term we apply the Indexed Interest Participation Rate to the Index Return first and then apply the Indexed Interest Cap. Indexed Accounts with a Trigger Rate We will declare an Indexed Interest Trigger Rate subject to the Guaranteed Minimum Indexed Interest Trigger Rate for each Interest Term. The initial Indexed Interest Trigger Rate is declared by us on your Contract Date and shown on your Contract data page. Subsequent Indexed Interest Trigger Rates may be higher or lower than the initial Indexed Interest Trigger Rate, but will never be less than the Guaranteed Minimum Indexed Interest Trigger Rate, as shown on your Contract data page. Subsequent Indexed Interest Trigger Rates may differ from the Indexed Interest Trigger Rates used for new Contracts. Indexed Interest Buffer Not all Indexed Accounts have an Indexed Interest Buffer or have the same Indexed Interest Buffer. The Indexed Interest Buffer for an Indexed Account is shown on your Contract data page. An Indexed Interest Buffer is established on the Contract Date and will not change while the Contract is in force. Indexed Interest Floor Not all Indexed Accounts have an Indexed Interest Floor or have the same Indexed Interest Floor. The Indexed Interest Floor for an Indexed Account is shown on your Contract data page. An Indexed Interest Floor is established on the Contract Date and will not change while the Contract is in force. Indexed Interest Barrier Not all Indexed Accounts have an Indexed Interest Barrier or have the same Indexed Interest Barrier. The Indexed Interest Barrier for an Indexed Account is shown on your Contract data page. An Indexed Interest Barrier is established on the Contract Date and will not change while the Contract is in force. Indexed Account Value The Indexed Account Value is equal to the Interim Value, less any Indexed Account Charges, on any Business Day except the first and last day of the Interest Term. On the first day of the Interest Term the Indexed Account Value equals the Base Value. On the last day of the Interest Term, the Indexed Account Value equals the Base Value multiplied by the sum of 1 plus the Adjusted Index Return, less any Indexed Account Charges. The Indexed Account Value, including subtraction of any charges, is the amount available in the Indexed Accounts for partial or full withdrawals, annuitization, and Death Benefit.

RSC-0559 3/21 [-11-] Indexed Account Charge The Indexed Account Charge is an amount deducted from the Indexed Account Value for each Interest Term. The charge rate will not change while the Contract remains in force. Not all Indexed Accounts have an Indexed Account Charge. Your Contract data page shows which Indexed Accounts have an Indexed Account Charge. The amount of the Indexed Account Charge is calculated at the beginning of each Interest Term and is equal to the Base Value of the Indexed Account multiplied by the charge rate, as shown on your Contract data page, and further multiplied by the number of years in the Interest Term. Discontinuation or Substantial Change to an Index If any Index is discontinued or if the calculation of any Index is changed substantially, we reserve the right to substitute a comparable Index. We will seek any necessary approvals and give you written notice of any substitutions. RETURN LOCK On any Business Day during the Interest Term, you may exercise the Return Lock feature for any Indexed Account. This feature may be exercised only once in any Interest Term for an Indexed Account. If you exercise this feature the Indexed Account Value will remain equal to its value on the Return Lock Date for the remainder of the Interest Term but is reduced by the amount of any withdrawals taken before the end of the current Interest Term. If you exercise the Return Lock, no Indexed Interest is credited at the end of the current Interest Term or Interest Term Year. The Return Lock must be exercised for the full Indexed Account Value. Once the Return Lock feature has been exercised for an Indexed Account, at the end of the current or any subsequent Interest Term Year any portion of the Indexed Account Value can be transferred to any other Indexed Account(s) available in this Contract and begin a new Interest Term. We must receive notice of the transfer by the Transfer Notice Deadline. The Return Lock Date is the date upon which we process your request. If we receive your Return Lock election before the end of a Business Day, the Return Lock Date will be the next Business Day. If we receive your election after the end of a Business Day, the Return Lock Date will be the Business Day following the next Business Day. TRANSFERS At the end of each Interest Term or if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year, you may elect to transfer your Contract Value between the Fixed Account and any Indexed Account(s) and between Indexed Account(s) and begin a new Interest Term. To be effective, any transfer request must be received by the Transfer Notice Deadline, as shown on your Contract data page. We will accept transfer requests in writing, or at our discretion, by telephone, or if available, electronically. Transfers made at the end of the Interest Term will be effective at the end of the Interest Term after any applicable interest is credited. Transfers made at the end of an Interest Term Year will be effective at the end of the Interest Term Year. We will not be liable for any failure to question or challenge such request for transfer as long as there is a valid authorization on record. If we do not receive a transfer request from you by the Transfer Notice Deadline your allocations will remain the same and no transfers will occur. If an Indexed Account in which you are invested is no longer offered and we do not receive a transfer request out of the Indexed Account, then any amount in that Indexed Account will be transferred to the Fixed Account. The value of any Indexed Account must be at least $2,000. If any transfer reduces an Indexed Account Value to less than $2,000, that entire Indexed Account Value will be transferred to the Fixed Account. CASH SURRENDER VALUE The Cash Surrender Value before Annuity Payments begin equals the Contract Value minus any Surrender Charge and any applicable taxes payable by us and not previously deducted. INTERIM VALUE The Interim Value is the value of the Indexed Account, excluding any Indexed Account Charges, on any Business Day during the Interest Term except the first day and the last day of the Interest Term. We calculate the Interim Value at the end of each Business Day. The Interim Value may change each Business Day and this change may be either positive or negative. The Interim Value calculation is not directly based on the value of the Index.

RSC-0559 3/21 [-12-] The Interim Value is calculated by determining the value of a specific set of hypothetical derivatives. The value is determined by an option pricing formula and other factors. Our Interim Value calculation methodology is on file with the insurance supervisory official in the jurisdiction in which this Contract is issued. The method in which we calculate the Interim Value for Indexed Accounts varies depending upon the Crediting Method of the Indexed Account. WITHDRAWALS WITHDRAWALS At or prior to the commencement of the Income Phase, you may withdraw all or part of your Contract Value by sending a request to our Home Office. A withdrawal may have a Surrender Charge. If you withdraw all of your Contract Value, all benefits under the Contract will terminate. If you withdraw part of your Contract Value the withdrawal will be deducted pro-rata from the Fixed Account and the Indexed Account(s) unless you tell us otherwise. WITHDRAWAL RESTRICTIONS Each withdrawal must be at least equal to the minimum withdrawal amount shown on your Contract data page. If any withdrawal would reduce the Contract Value to less than $2,000, the remaining balance will also be withdrawn and the Contract will be terminated. CHARGES AND TAXES The following charges may apply to your Contract: SURRENDER CHARGE A Surrender Charge may be assessed on withdrawals from your Contract Value. The charge is a percentage of the amount of the Contract Value withdrawn. The Surrender Charge schedule is shown on your Contract data page. WAIVER OF CHARGES The following “Waiver of Charges” section describes the waivers that may apply to your Contract. Free Withdrawal Amount After the Allocation Date, each Interest Term Year you may withdraw without Surrender Charge the greater of (1) or (2) below. (1) The free withdrawal percentage of the Contract Value as of the beginning of the current Interest Term Year. The free withdrawal percentage is shown on the Contract data page. If you take more than one withdrawal in an Interest Term Year, the previous withdrawals during the Interest Term Year are taken into account to determine whether more than the free withdrawal percentage has been withdrawn in that Interest Term Year. (2) The accumulated interest earned in the Contract less any accumulated interest withdrawn previously as of the beginning of the current Interest Term Year. Repetitive Withdrawals and Annuity Payments Surrender Charges will not be assessed on repetitive withdrawals and Annuity Payments. Repetitive withdrawals are withdrawals that are equal or substantially equal and are expected to deplete the Contract Value over your life expectancy or the joint life expectancies of you and your joint Owner (or, if applicable, you and your Beneficiary). However, if you take additional withdrawals or otherwise modify or stop the repetitive withdrawals, the repetitive withdrawals taken during the Contract Year will be included when determining whether more than the free withdrawal percentage of the Contract Value has been withdrawn.

RSC-0559 3/21 [-13-] Nursing Home Waiver Any applicable Surrender Charges may be waived for withdrawals taken after any Owner has been confined to a hospital or nursing home for 30 consecutive days if: • the confinement begins after the Contract Date; and • the withdrawal is requested during confinement or within 90 days after confinement ends. If you are confined to a hospital or nursing home on the Contract Date, you are not eligible for this waiver of Surrender Charges until after the first Contract Year. We may require proof of confinement. Proof of confinement may include a billing statement from the hospital or nursing home showing the dates of confinement and service, or a certification of confinement signed by the Owner's attending physician. If the Contract is owned by a non-natural person as the agent for a natural person, the confinement of the Annuitant will be treated as the confinement of the Owner. In this case, all references to “you” or “Owner” in this Nursing Home Waiver provision are replaced by “Annuitant”. The 30 day period may be satisfied by confinement in a combination of hospitals and/or nursing homes. Separate periods of confinement beginning within 30 days of the start of a previous 30 consecutive day period of confinement for the same or related condition will be considered the same confinement. A new 30 consecutive day period will be applied for a confinement due to a new or non-related cause or to a confinement occurring more than 30 days from the most recent confinement for the same or related condition. “Hospital” is defined in two ways. It is a lawfully-operated institution that is licensed as a hospital by the Joint Commission on Accreditation of Healthcare Organizations, or it is a lawfully-operated institution that provides in-patient treatment under the direction of a staff of physicians and has 24-hour per day nursing services. “Nursing home” is defined as a facility licensed by the state that provides convalescent or chronic care for in-patients who, by reason of illness or infirmity, are unable to properly care for themselves. “Physician” means a health care practitioner licensed, board certified or board eligible, who is qualified to practice in the area of medicine or in a specialty appropriate to treat the Owner's condition or disease. It does not include you or a member of your family. Terminal Illness Waiver After the first Contract Year, any applicable Surrender Charges may be waived for withdrawals if you are terminally ill and are not expected to live more than 12 months if: • a physician certifies to your illness and life expectancy; • you were diagnosed with the terminal illness on or after the Contract Date; and • you have been the Owner continuously since the Contract Date. If the Contract is owned by a non-natural person as the agent for a natural person, this waiver applies to the Annuitant. In this case, all references to “you” or “Owner” in this Terminal Illness Waiver provision are replaced by “Annuitant”. “Physician” means a health care practitioner licensed, board certified or board eligible, who is qualified to practice in the area of medicine or in a specialty appropriate to treat the Owner's condition or disease. It does not include you or a member of your family. Denial of Waiver Claims If we do not waive Surrender Charges for a nursing home confinement or a terminal illness, we will notify you of the denial and will not process the withdrawal until we have received confirmation from you to proceed with the withdrawal.

RSC-0559 3/21 [-14-] INDEXED ACCOUNT CHARGE The Indexed Account Charge, if applicable, is an amount deducted from the Indexed Account for each Interest Term. Not all Indexed Accounts have an Indexed Account Charge. The Indexed Account Charge rate is shown on your Contract data page and will not change during the life of your Contract. The amount of the Indexed Account Charge is calculated at the beginning of each Interest Term and is equal to the Base Value of the Indexed Account multiplied by the Indexed Account Charge rate and further multiplied by the number of years in the Interest Term. The Indexed Account Charge is deducted from the Indexed Account at the end of the Interest Term except when the Return Lock feature has been exercised. During the Interest Term, other than on the first day, the amount of the Indexed Account Charge is subtracted from the Interim Value to arrive at the Indexed Account Value. If you make a full withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the charge is deducted at the time of the withdrawal. The amount of the charge deducted is the amount of the charge for the full Interest Term. The charge amount is not pro-rated for a portion of the Interest Term. If you make a partial withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the Indexed Account Charge attributable to the withdrawn account value is deducted at the time of the partial withdrawal and the Indexed Account Charge is adjusted proportionally by the percentage that the partial withdrawal reduced the Indexed Account Value. This reduced Indexed Account Charge amount is deducted from the Indexed Account on the last day of the Interest Term after Indexed Interest, if any, is credited. If you exercise the Return Lock feature for an Indexed Account with an Indexed Account Charge, the Indexed Account Charge amount is included in the Indexed Account Value that is locked in and therefore no Indexed Account Charge will be deducted from the Indexed Account at the end of the current Interest Term. You may request a withdrawal from an Indexed Account with an Indexed Account Charge during the Surrender Charge period that qualifies for a waiver of Surrender Charges. If this withdrawal will not be assessed a Surrender Charge the waiver does not extend to the Indexed Account Charge. The Indexed Account Charge is assessed in the same way as explained above for either a full or partial withdrawal. The Indexed Account Charge is not refunded regardless of the amount of Indexed Interest, positive or negative, credited to the Indexed Account. MINIMUM VALUES Payments from the Fixed Account are also subject to minimum amounts required by state law. These minimum amounts only apply upon annuitization from the Fixed Account, payment of the Death Benefit upon death of the Owner, or a total withdrawal from the Fixed Account. We guarantee that if one of these events occurs, then the proceeds from the Fixed Account (the amount applied to annuity payments or paid for a total withdrawal or Death Benefit) will be at least equal to the minimums required by state law. If necessary to meet this minimum, charges will be waived. INCOME OR OTHER TAXES Currently we do not pay income or other taxes on the interest credited to your Contract. If we ever incur such taxes, we reserve the right to deduct them from your Contract.

RSC-0559 3/21 [-15-] ANNUITY PAYMENTS ANNUITIZATION AGE You must choose to receive a lump sum or start the Income Phase no later than the maximum annuitization age shown on your Contract data page. INCOME PHASE You may start the Income Phase any time after the first Contract Anniversary. To start the Income Phase, you must notify us in writing at least 30 days prior to the date that Annuity Payments are to begin. Annuity Payments will be made under one of the annuity options described in this Contact or another annuity option that you want and that we agree to provide. We reserve the right to change the payment frequency if payment amounts would be less than $250. If your Contract Value is equal to or less than $2,000, or insufficient to provide a payment of $20 a month, then we may pay you in a lump sum if permitted by state law. Switching to the Income Phase is irrevocable. Once Annuity Payments begin, you cannot switch back to the Accumulation Phase, change or add an Annuitant, or change the annuity option. Annuity Options During the Income Phase, the Payee (you or someone you choose) receives monthly, quarterly, semi-annual or annual Annuity Payments beginning on the Annuity Date. Annuity payment options based on a life ensure that the Annuitant cannot outlive the Annuity Payments. The duration of the Annuitant(s) life/lives determines how long payments continue under the following options: Life Annuity The Payee receives Annuity Payments as long as the Annuitant is living. Annuity Payments stop when the Annuitant dies. Life Annuity with Guaranteed Period The Payee receives Annuity Payments for the longer of the Annuitant’s life or a guaranteed period of five or more years as selected by you and agreed to by us. If the Annuitant dies before the end of the guaranteed period, the remaining payments due during the guaranteed period will be made to the Payee designated by the Owner. Annuity Payments stop on the later of the date the Annuitant dies or the date the guaranteed period ends. Joint and Survivor Life Annuity The Payee receives Annuity Payments as long as the Annuitant is living. After the Annuitant dies, the Payee receives a specified percentage of each Annuity Payment as long as the joint Annuitant is living. You name the Payee and payment percentage at the time you elect this option. Annuity Payments stop on the later of the date the Annuitant dies or the date the joint Annuitant dies. Joint and Survivor Life Annuity with Guaranteed Period The Payee receives Annuity Payments for the longer of the Annuitant’s life, joint Annuitant’s life or a guaranteed period. The full Annuity Payment will be paid until the end of the guaranteed period. If the Annuitant is alive when the guaranteed period ends, the full Annuity Payment will continue to be paid. If one Annuitant dies, and the guaranteed period has ended, a percentage of the Annuity Payment amount will continue to be paid to the Payee as long as the surviving Annuitant is alive. You name the joint Annuitant and payment percentage at the time you elect this option. The guaranteed period must be for a period of five or more years as selected by you and agreed to by us. If both Annuitants die and the guaranteed period has ended, the Annuity Payments stop. Automatic Option If you do not choose an annuity option at least 30 days before the latest Annuity Date allowed under the Contract, we will make Annuity Payments under the Life Annuity with guaranteed period annuity option. The guaranteed period will be equal to 10 years, unless a shorter period is otherwise required under the Internal Revenue Code of 1986, as amended. CALCULATION OF ANNUITY PAYMENTS For all annuity options the amount of each Annuity Payment will never be less than the amount calculated by applying the Contract Value to the annuity payments table shown on your Contract data page. If taxes are required, these taxes will be deducted before the Annuity Payments are calculated.

RSC-0559 3/21 [-16-] DEATH BENEFIT DEATH BENEFIT PROVISIONS The following Death Benefit provisions and the Contract shall in all events, be construed in a manner consistent with Section 72(s) of the Internal Revenue Code of 1986, as amended. Death Benefit The Death Benefit is equal to the greater of (a) the Contract Value; or (b) the Purchase Payment reduced proportionally by the percentage reduction in the Indexed Account Value(s) and the Fixed Account Value for each partial withdrawal, including the impact of any Surrender Charge. The Death Benefit is determined on the day we receive proof of death. After the Annuitant has reached the maximum annuitization age shown on the Contract data page the Death Benefit is no longer applicable. If the Contract is assigned or you designate someone else as Owner, the Death Benefit will be adjusted to equal the Contract Value as of the date of the assignment or ownership change. If the death of the original Owner precedes the death of the new Owner and the Purchase Payment exceeds the Contract Value as of the date we receive proof of the original Owner’s death, the difference between the Purchase Payment, reduced proportionally for partial withdrawals, and the Contract Value will be added to the Fixed Account on this date. DEATH OF ANNUITANT Prior To The Annuity Date If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, you must designate a new Annuitant. If no designation is made within 30 days after we are notified of the death of the Annuitant(s), the oldest Owner named on the application unless subsequently changed will become the Annuitant. If the Contract is owned by a non-natural person, the death of the Annuitant will be treated as the death of the Owner. In this case, all references to “Owner” and “joint Owner” in these provisions are replaced by “Annuitant” and “joint Annuitant.” DEATH OF OWNER Prior To The Annuity Date If any Owner dies before the Annuity Date, we will pay the Death Benefit to the: • surviving Owner; or if none, then • surviving primary Beneficiary(ies); or if none, then • surviving contingent Beneficiary(ies); or if none, then • the estate of the last Owner to die. If the sole Beneficiary is the Owner’s spouse, the spouse has the option to continue the Contract and will then be the Owner of the Contract. If the spouse chooses to continue the Contract, any remaining Surrender Charge Period will be waived. If the spouse chooses to continue the Contract and if the Death Benefit exceeds the Contract Value, we will adjust the Contract Value to equal the Death Benefit as of the date we receive proof of death. Payment of Death Benefit To pay the Death Benefit, we require proof of death. Proof of death is a certified copy of a death certificate plus written direction from at least one eligible recipient of the death benefit proceeds regarding how to pay the death benefit payment. If the Death Benefit is payable to an Owner’s estate, we will pay it in a single payment. We will pay interest on the Death Benefit at the rate required by state law. The Death Benefit may be paid as: a lump sum payment or series of withdrawals that are completed within five years from the date of death; or Annuity Payments made over a person’s life or life expectancy. The life expectancy election must be made within 60 days from our receipt of proof of death. Annuity Payments must begin within one year from the date of death. Once Annuity Payments begin, they cannot be changed. If a person entitled to receive the Death Benefit dies before the Death Benefit is distributed, we will pay the Death Benefit to that person’s named Beneficiary or, if none, to that person’s estate. DEATH OF ANNUITANT On Or After The Annuity Date If the Annuitant is not the Owner and dies on or after the Annuity Date, then we will continue paying any remaining Annuity Payments to the Payee designated by the Owner.

RSC-0559 3/21 [-17-] DEATH OF OWNER On Or After The Annuity Date If the Owner dies on or after the Annuity Date, then any amounts paid after the death of the Owner will depend on which annuity option was selected. If the Owner dies while Annuity Payments are being paid under an option based on a life, we will pay any remaining Annuity Payments in accordance with that option. We will pay remaining Annuity Payments at least as rapidly as under the annuity option then in effect. The person or entity with the right to receive the Death Benefit or change the Payee for remaining Annuity Payments is determined as follows: the surviving Owner; or if none, then the surviving primary Beneficiary(ies); or if none, then the surviving contingent Beneficiary(ies); or if none, then the estate of the last Owner to die. GENERAL PROVISIONS ACCOUNT STATEMENTS At least once each calendar year of the Accumulation Phase, we will furnish you a statement showing the beginning and ending dates of the current report period, the Contract Value, any applicable Surrender Charge, Cash Surrender Value, Death Benefit, credited interest, any transactions and any other information required by state or federal law. Each statement will show information as of a date not more than four months prior to the mailing date. The Owner may request additional statements. ASSIGNMENT OF BENEFITS To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulations. You may request to assign or transfer your rights under the Contract by sending us a signed and dated request. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned the Death Benefit will be adjusted to equal the Contract Value as of the date of the assignment. However, if assignment has been permitted, the death of the original Owner precedes the death of the new Owner, and the Purchase Payment exceeds the Contract Value as of the date we receive proof of the original Owner’s death, the difference between the Purchase Payment, reduced proportionally for partial withdrawals, and the Contract Value will be added to the Fixed Account on this date. Unless you specify otherwise, an assignment or transfer is effective as of the date you signed the notice of change, subject to any payments made or actions we may take prior to receipt of the notice. We are not responsible for the validity of any assignment or transfer. To the extent allowed by law, payments under the Contract are not subject to legal process for the claims of creditors. COMMUNICATIONS All written communications to you will be addressed to you at your last known address on file with Symetra Life. All written communications to Symetra Life must be submitted to us at our Home Office. CONFORMITY WITH LAW The Contract was approved under the authority of the state in which it was delivered, as shown on the Contract data page and is subject to its laws. Any provision of the Contract that on the effective date of the provision is in conflict with the laws of the state in which it is delivered, for this product type, is hereby amended to conform to those laws as of the effective date of the provision. CONTRACT AMENDMENTS We may unilaterally amend the provisions of the Contract as required to conform to any state or federal law that affects the Contract. Only an authorized officer of Symetra Life may change the Contract. Any change must be in writing. We reserve the right to change the provisions of the Contract to conform to changes in any applicable provisions or requirements of the Internal Revenue Code. ENTIRE CONTRACT The Contract, Contract data page, and application, as may be amended, and any riders and endorsements are the entire Contract.

RSC-0559 3/21 [-18-] ESSENTIAL DATA You and each person entitled to receive benefits under the Contract must provide us with any information we need to administer the Contract. We are entitled to rely exclusively on the completeness and accuracy of data furnished by you, and we will not be liable with respect to any omission or inaccuracy. EVIDENCE OF SURVIVAL When any payments under the Contract depend upon any person(s) being alive on a given date, we may require satisfactory proof that the person is living before making such payments. INCONTESTABILITY The Contract and any rider(s) or endorsement(s) presently attached to the Contract are incontestable as to the material facts of the application for the Contract and to the representations of the Owner after such Contract has been in force during the lifetime of the Owner for two years from the Contract Date. If any rider or endorsement subsequently attached to the Contract provides supplemental benefits that the Owner applied for after the Contract was issued, such rider or endorsement is incontestable as to the material facts of the application for the supplemental benefit and to the representations of the Owner after such rider or endorsement has been in force during the lifetime of the Owner for two years from its date of issue. Coverage may be contested on a statement contained in an application made a part of the Contract except on the basis of age and sex. The statement on which the contest is based shall be material to the risk accepted or the hazard assumed by us. JURISDICTION In the event of a dispute, the laws of the jurisdiction in which the Contract is delivered will apply. MISSTATEMENT OF AGE OR SEX We may require satisfactory proof of age or sex at any time. If Annuity Payments are based on life or life expectancy and the age or sex of any Annuitant(s) has/have been misstated, Annuity Payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until the total is repaid. We will credit interest on underpayments at a rate of 0.1% and charge interest on overpayments at a rate of 0.0%. NONPARTICIPATION The Contract is nonparticipating, which means it will not share in any distribution of profits, losses, or surplus of Symetra Life. SEPARATE ACCOUNT The portion of the Purchase Payment that is not allocated to the Fixed Account is invested in the Separate Account shown on the Contract data page. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by the Company. The obligations under this Contract are independent of the investment performance of the Separate Account and are the obligations of the Company. We will maintain in the Separate Account assets with an aggregate value at least equal to the Contract reserves. If the aggregate value of such assets should fall below such amount, the Company will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such Contracts, in the course of payment, shall not be maintained in the Separate Account. SUSPENSION OF PAYMENTS, RETURN LOCK REQUESTS OR TRANSFERS We may be required to suspend or delay the payment of Death Benefits and withdrawals, the calculation of Annuity Payments, Return Lock requests and transfers when we cannot calculate an Indexed Account Value under any of the following circumstances: • the New York Stock Exchange is closed (other than customary weekend and holiday closings); • the closing value of an Index is not published; • trading on the New York Stock Exchange is restricted; • the calculation of the Interim Value is not reasonably practical due to an emergency; or • during any other period when a regulator, by order, so permits.

RSC-0559 3/21 [-19-] If a value for an Index cannot be obtained on any day due to any of these circumstances, the value of the Index on that day will be assumed to be the value of the Index as of the next Business Day that the value is available. If the beginning day of an Interest Term falls on a Business Day for which we cannot obtain an Index Value, the beginning day of the Interest Term will not change. SUSPENSION OF WITHDRAWALS We retain the right to defer payment of withdrawals for a period of 6 months after receiving the request. No death benefit request will be deferred. We will submit a written request to the Insurance Commissioner and wait for written approval prior to deferring any payment of cash value. We will notify you of the payment date and the reason for the delay. The interest rate credited to the Contract during this period will not be less than the rate required by state law. TERMINATION OF CONTRACT The Contract will terminate when we have completed all our duties and obligations under the Contract.